Supplement Dated December 19, 2019

To the Prospectus and Statement of Additional Information, each dated April 30, 2010

Voya Select Opportunities

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates and amends certain information contained in your current product prospectus and any subsequent supplements thereto. Please read it carefully and keep it with prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya Euro STOXX 50® Index Portfolio (the “Portfolio”).

On November 21, 2019, the Portfolio Board of Directors ratified the closing of the Portfolio to new investment, effective September 12, 2019. Effective on or about January 27, 2020, the Portfolio will be closed to all new investment through your Contract. Existing allocations to the Portfolio may continue to be invested in the subaccount that invests in the Portfolio, but no new allocations will be allowed. Consequently, be aware of the following with respect to future investment in the Portfolio:

•         If you participate in an automatic reallocation program (e.g., dollar cost averaging or automatic rebalancing), if available, any amounts directed to the Portfolio will be automatically allocated among the other open subaccounts in which you are invested, on a pro rata basis; and

•         If you direct that new premium be allocated to the Portfolio, such new premium will not be accepted and may be returned unless you provide us with instructions to allocate the premium to one or more of the other open subaccounts.

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Voya RussellTM Large Cap Growth Index Portfolio (the “Fund”).

Effective immediately, the Fund’s diversification status will be considered either “diversified” or “non-diversified,” as defined in the 1940 Act, depending upon the composition of the Russell Top 200® Growth Index (the “Index”) at the time.

A “non-diversified” mutual fund may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” mutual fund.  A “non-diversified” investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified mutual fund might be.  The Fund may significantly underperform other mutual funds or investments due to the poor performance of relatively few stocks, or even a single stock, and the Fund shares may experience significant fluctuations in value.

MORE INFORMAITON IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contracting:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.162593-19GW	December 2019